SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 19, 2003

                         DIALYSIS CORPORATION OF AMERICA
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                     0-8527               59-1757642
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

      1344 Ashton Road, Hanover, Maryland                     21076
      (Address of principal executive offices)              (Zip Code)

    Registrant's telephone number, including area code (410) 694-0500

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Item 5.  Other Events and Required FD Disclosure

     On August 19, 2003, DCA of Pottstown, LLC, the company's majority-owned subsidiary recently established to develop a dialysis facility in Pottstown, Pennsylvania, entered into a 10-year lease for approximately 6,000 square feet, with two consecutive five-year renewal options. In addition to base rent, the lease requires DCA of Pottstown to pay for its utilities and its proportionate share of operating expenses, which include, among others, real estate taxes, water and sewer charges, and building management fees. The company has provided a guarantee of only a limited portion of the base rent for approximately five years.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         None

     (b) Pro Forma Financial Information

         None

     (c) Exhibits

         (10) Material Contracts

              (i) Lease Agreement between DCA of Pottstown, LLC and Fisher
                  Scheler, LLC dated August 19, 2003.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                         /s/ Stephen W. Everett
                                       By---------------------------------
                                         STEPHEN W. EVERETT, Chief Executive
                                         Officer and President

Dated:  August 27, 2003

                                        EXHIBIT INDEX

    (10) Material Contracts

         (i) Lease Agreement between DCA of Pottstown, LLC and Fisher Scheler, LLC dated August 19, 2003.